DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q3 2021 – Earnings Conference Call Supplemental Material October 21, 2021 – based on financial results as of September 30, 2021 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// Forward Looking Statements 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q3-21 Conference Call 3 Demand environment continues to improve Execution of strategic initiatives on pace Strong and stable cash flow generation Disciplined investments and shareholder returns

DELIVERING GOODS for THE GOOD of ALL /// Q3-21 Financial Results Summary – Year over Year 4 Q3-21 Revenue $504M Q3-21 Cash Flow, Continuing Ops $93M Q3-21 EPS, Adjusted* $0.29 Q3-21 Free Cash Flow* $157M * See appendix for reconciliation of non-GAAP measures (28)% $+155M$+0.12 +10%

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 5 Rail Traffic is Continuing to Improve (1) Railcars are Coming out of Storage (2) Fleet Utilization and Rates are Improving Rail Products Orders Improve Year-over-Year Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 80% 85% 90% 95% 100% (20)% (15)% (10)% (5)% —% 5% Orders Deliveries Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 0 1,000 2,000 3,000 4,000 5,000 See appendix for footnotes 2019 2020 2021 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 550,000 600,000 650,000 700,000 750,000 Storage Rate Five-Year Average Jan- 20 Apr- 20 Jul- 20 Oct- 20 Jan- 21 Apr- 21 Jul- 21 Oct- 21 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Trinity Business Segment Performance Trends 6 Rail Products Segment Revenue Drivers ◦ Revenue declined YoY on 7% fewer railcar deliveries in addition to changes in the mix of railcar products and services sold Rail Products Margin Performance Drivers ◦ Margin down YoY due to labor shortages and turnover as well as supply chain disruptions ◦ Margin recovery will fluctuate due to dynamics such as delivery mix and input cost inflation Leasing Operations Revenue and Operating Profit Margin (1) Rail Products Segment Revenue and Operating Profit Margin See appendix for footnotes (i n m ill io n s) Leasing Operations Revenue OP Margin Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 $— $50 $100 $150 $200 —% 20% 40% 60% (i n m ill io n s) Rail Products Revenue Maintenance Services Revenue OP Margin Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 $— $150 $300 $450 (4)% (2)% —% 2% Leasing Segment Revenue Drivers ◦ New fleet additions slightly offset lower average lease rates on renewals and assignments ◦ Improving trends as FLRD turned positive this quarter ◦ Lease rates on renewals up 7% in 3Q vs. expiring rates Leasing Margin Performance Drivers ◦ Lower average lease rates, increased depreciation associated with sustainable railcar conversions, and higher fleet operating costs driven by higher demand

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 7 Completed $250M share repurchase authorization LTV(1) increase to 63.4% Balance Sheet Optimization TrinsightTM digital service platform early stage, but ahead of plan New sustainable railcar conversion program drives fleet optimization New Products & Services Initiatives Continue focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Divestiture of certain non-operational properties in Q3-21 Enterprise Cost Reductions Successful $1 billion RIV partnership initiated a $325M lease portfolio sale in Q3-21 Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q3-21* LT Goal 9.6% 4.8% Mid-Teen Pre-Tax ROE Goal

DELIVERING GOODS for THE GOOD of ALL /// Revenue Reflects Improving Market Dynamics Income Statement: • Total revenues of $504M reflect solid leasing fundamentals and higher external railcar deliveries • Earnings from continuing operations of $0.33 ◦ Adjusted EPS of $0.29 • Sequential earnings growth reflects lease portfolio sales, partially offset by higher input costs and supply chain disruptions Cash Flow: • YTD cash flow from continuing operations of $428M • YTD investment of $364M in leasing capex • YTD investment of $22M in other capex • YTD free cash flow after dividends and investments of $516M* • YTD shareholder returns of $473M ◦ Total dividends of $69M paid in 2021 ◦ Total share repurchases of $405M in 2021 Strong Performance Trends and Key Highlights 8 Q3 2021 Financial Summary: Management Focus on Maximizing Cash Flow Generation * See appendix for reconciliation of non-GAAP measures (i n m ill io n s) Leasing Rail Products All Other Adj EPS, Cont Ops (Diluted) * Q3- 20 Q4- 20 Q1- 21 Q2- 21 Q3- 21 $— $200 $400 $600 $— $0.20 $0.40 $0.60 (i n m ill io n s) Cash Flow from Cont Ops Free Cash Flow * LTM Qtr Avg CF from Cont Ops LTM Qtr Avg Free Cash Flow Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 $— $100 $200 $300 ~$156M LTM Q3-21 Avg ~$145M LTM Q3-21 Avg

DELIVERING GOODS for THE GOOD of ALL /// 9 Unencumbered Railcars $826M • Pledge to warehouse • Additional assets can be sold or financed • LTV of 63.4% for the wholly-owned lease portfolio as of Q3-21(2) CAPITAL LEVERS Recourse Debt $399M @ 4.6%(1) Non-recourse Debt $4.8B @ ~2.9%(1) • Low-cost funds • Flexible term structures • No maturities until 2023 DEBT STRUCTURE Cash & Equivalents $222M Revolver Availability $422M Warehouse Availability $486M LIQUIDITY Solid Liquidity of $1.1B(1) Attractive Debt Structures Conservative Capitalization See appendix for footnotes Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q3-21 Conference Call 10 Demand environment continues to improve Execution of strategic initiatives on pace Strong and stable cash flow generation Disciplined investments and shareholder returns

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q3-21 Earnings Conference Call 11 Q&A

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 12 Three Months Ended September 30, 2021 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1)(2) Restructuring activities, net (1) Income tax effect of CARES Act Adjusted Operating profit (loss) $ 92.2 $ (4.7) $ (0.1) $ — $ 87.4 Income (loss) from continuing operations before income taxes $ 47.7 $ (4.7) $ (0.1) $ — $ 42.9 Provision (benefit) for income taxes $ 11.4 $ (1.2) $ — $ 0.2 $ 10.4 Income (loss) from continuing operations $ 36.3 $ (3.5) $ (0.1) $ (0.2) $ 32.5 Net income (loss) from continuing operations attributable to Trinity Industries, Inc. $ 32.4 $ (3.5) $ (0.1) $ (0.2) $ 28.6 Diluted weighted average shares outstanding 99.5 99.5 Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.33 $ 0.29 (1) The effective tax rate for gains on dispositions of other property and restructuring activities is before consideration of the CARES Act. (2) Represents insurance recoveries in excess of net book value received during the third quarter of 2021 for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 13 (1) The effective tax rate for gains on dispositions of other property, restructuring activities, the loss on extinguishment of debt, and pension plan settlement is before consideration of the CARES Act. (2) Represents insurance recoveries in excess of net book value received during the third quarter of 2021 for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Represents the portion of the loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes. We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, loss on extinguishment of debt, pension plan settlement, the income tax effects of the CARES Act, and certain other transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Nine Months Ended September 30, 2021 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1)(2) Restructuring activities, net (1) Loss on extinguishment of debt – Controlling Interest (1)(3) Loss on extinguishment of debt – Noncontrolling Interest (4) Pension plan settlement (1) Income tax effect of CARES Act Adjusted Operating profit (loss) $ 219.8 $ (4.7) $ (1.1) $ — $ — $ — $ — $ 214.0 Income (loss) from continuing operations before income taxes $ 59.3 $ (4.7) $ (1.1) $ 4.6 $ 7.1 $ 2.2 $ — $ 67.4 Provision (benefit) for income taxes $ 16.5 $ (1.2) $ (0.3) $ 1.0 $ — $ 0.5 $ (3.2) $ 13.3 Income (loss) from continuing operations $ 42.8 $ (3.5) $ (0.8) $ 3.6 $ 7.1 $ 1.7 $ 3.2 $ 54.1 Net income (loss) from continuing operations attributable to Trinity Industries, Inc. $ 48.8 $ (3.5) $ (0.8) $ 3.6 $ — $ 1.7 $ 3.2 $ 53.0 Diluted weighted average shares outstanding 105.7 105.7 Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.46 $ 0.50

DELIVERING GOODS for THE GOOD of ALL /// Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 (in millions) Net cash provided by operating activities - continuing operations $ 129.0 $ 195.0 $ 70.1 $ 265.0 $ 92.9 Proceeds from lease portfolio sales * 6.5 — 17.3 71.5 315.7 Adjusted Net Cash Provided by Operating Activities 135.5 195.0 87.4 336.5 408.6 Capital expenditures – manufacturing and other (29.2) (31.6) (8.5) (8.9) (4.1) Dividends paid to common shareholders (21.4) (23.9) (23.2) (24.2) (21.1) Free Cash Flow (before Capital expenditures – leasing) 84.9 139.5 55.7 303.4 383.4 Equity CapEx for new leased railcars (from table below) (83.1) (75.2) 34.5 (34.7) (226.8) Total Free Cash Flow After Investments and Dividends $ 1.8 $ 64.3 $ 90.2 $ 268.7 $ 156.6 Capital expenditures – leasing * $ 189.3 $ 153.4 $ 107.9 $ 143.8 $ 112.2 Less: Payments to retire debt (177.2) (647.4) (185.3) (1,739.9) (331.6) Proceeds from issuance of debt 283.4 725.6 327.7 1,849.0 217.0 Net proceeds from (repayments of) debt 106.2 78.2 142.4 109.1 (114.6) Equity CapEx for new leased railcars $ 83.1 $ 75.2 $ (34.5) $ 34.7 $ 226.8 Reconciliation: Walking FCF Beyond Lease Investment 14 Total Free Cash Flow After Investments and Dividends (“Free Cash Flow”) is a non-GAAP financial measure. The change in presentation of sales of railcars from the lease fleet, which was effected on a prospective basis beginning in the fourth quarter of 2020, had no effect on our previously reported Free Cash Flow. Beginning in the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for new leased railcars. Equity CapEx for new leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) debt. * For periods prior to the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for new leased railcars. Equity CapEx for new leased railcars is defined as leasing capital expenditures, net of sold lease fleet railcars owned one year or less, adjusted to exclude net proceeds from (repayments of) debt. We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 15 (1) Represents insurance recoveries in excess of net book value received during the third quarter of 2021 for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Return on Equity is calculated as income (loss) from continuing operations divided by average total stockholders' equity. (5) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include gains on dispositions of other property, the controlling interest portion of impairment of long-lived assets and loss on extinguishment of debt, restructuring activities, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM September 30, 2021 December 31, 2020 December 31, 2019 ($ in millions) Numerator: Income (loss) from continuing operations $ (83.9) $ (226.1) $ 139.2 Provision (benefit) for income taxes (25.8) (268.4) 61.5 Income (loss) from continuing operations before income taxes (109.7) (494.5) 200.7 Net loss attributable to noncontrolling interest 5.4 78.9 1.5 Adjustments: Gains on dispositions of property – other (1) (4.7) — — Impairment of long-lived assets – controlling interest (2) 27.0 315.1 — Restructuring activities, net (0.6) 11.0 14.7 Loss on extinguishment of debt – controlling interest (3) 4.6 5.0 — Pension plan settlement 153.7 151.5 — Adjusted Profit Before Tax $ 75.7 $ 67.0 $ 216.9 Denominator: Total stockholders' equity $ 1,596.4 $ 2,016.0 $ 2,378.9 Noncontrolling interest (265.4) (277.2) (348.8) Accumulated other comprehensive loss 23.9 30.9 153.1 Adjusted Stockholders' Equity $ 1,354.9 $ 1,769.7 $ 2,183.2 Average total stockholders' equity $ 1,806.2 $ 2,197.5 $ 2,470.5 Return on Equity (4) (4.6) % (10.3) % 5.6 % Average Adjusted Stockholders' Equity $ 1,562.3 $ 1,976.5 $ 2,255.4 Pre-Tax Return on Equity (5) 4.8% 3.4% 9.6%

DELIVERING GOODS for THE GOOD of ALL /// Footnotes and Reconciliations 16 Slide 5 - Rail Market Update and Commercial Overview (1) Association of American Railroads (AAR) Weekly Railcar Loadings (2) AAR Rail Time Indicators – October 1, 2021 (3) Future Lease Rate Differential (FLRD) calculates the weighted average of the most current quarterly lease rates transacted compared to the weighted average lease rates for railcars expiring over the next twelve months. Slide 6 - Trinity Business Segment Performance Trends (1) Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations including partially- owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group. Slide 7 - Executing on Strategic Initiatives to Improve Pre-Tax ROE (1) Includes corporate revolving credit facility as part of the short-term financing structure Slide 8 - Strong Performance Trends and Key Highlights Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share): ◦ Reported Q3-20 GAAP EPS was $0.21; Adjusted EPS excludes $0.03 related to restructuring activities, and $0.07 in additional income tax benefit related to the effects of tax loss carryback provisions under recent tax legislation. ◦ Reported Q4-20 GAAP EPS was $(1.13); Adjusted EPS excludes $1.03 related to the pension plan settlement, $0.18 related to the non-cash impairment of long-lived assets, and an additional income tax benefit of $0.05 related to carryback claims as permitted under recent tax legislation. ◦ Reported Q1-21 GAAP EPS was $0.03; Adjusted EPS excludes an income tax expense adjustment of $0.03 related to prior year carryback claims as permitted under recent tax legislation and $0.01 related to the pension plan settlement. ◦ Reported Q2-21 GAAP EPS was $0.12; Adjusted EPS excludes $0.03 related to the loss on extinguishment of high coupon debt. ◦ Reported Q3-21 GAAP EPS was $0.33; Adjusted EPS excludes $0.04 related to the insurance recoveries in excess of net book value received during the third quarter of 2021 for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. Slide 9 - Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation (1) Balances and blended average interest rate as of September 30, 2021 (2) Includes corporate revolving credit facility as part of the short-term financing structure